                                   AMENDMENT,
                             DATED AUGUST 28, 2000,
                                       TO
                           INVESTOR SERVICES AGREEMENT
                          BETWEEN RYDEX VARIABLE TRUST
                        AND PADCO SERVICE COMPANY, INC.,
                            DATED DECEMBER 31, 1998,
                                   AS AMENDED

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                                  AMENDMENT TO
                           INVESTOR SERVICES AGREEMENT
                                     BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                         PADCO FINANCIAL SERVICES, INC.

                                    EXHIBIT A

                              RYDEX VARIABLE TRUST


RYDEX FUNDS

         Nova Fund
         Ursa Fund
         Precious Metals Fund
         OTC Fund
         Juno Fund
         Large-Cap Europe Fund
         Large-Cap Japan Fund
         MEKROS FUND
         Titan 500 Fund
         Tempest 500 Fund
         Velocity 100 Fund
         Venture 100 Fund
         U.S. Government Bond Fund
         U.S. Government Money Market Fund
         Internet Fund
         Utilities Fund

         ADDITIONS and [DELETIONS] are noted in BOLD.

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                                   AMENDMENT,
                             DATED AUGUST 28, 2000,
                                       TO
                              RYDEX VARIABLE TRUST
                            INVESTOR SERVICES PLAN,
                            DATED DECEMBER 31, 1998,
                                   AS AMENDED

                                  AMENDMENT TO
                              RYDEX VARIABLE TRUST
                             INVESTOR SERVICES PLAN


                                    EXHIBIT A

                              RYDEX VARIABLE TRUST
                              INVESTOR SERVICE FEE

RYDEX FUNDS

         Nova Fund
         Ursa Fund
         Precious Metals Fund
         OTC Fund
         Juno Fund
         Large-Cap Europe Fund
         Large-Cap Japan Fund
         MEKROS FUND
         Titan 500 Fund
         Tempest 500 Fund
         Velocity 100 Fund
         Venture 100 Fund
         U.S. Government Bond Fund
         U.S. Government Money Market Fund
         Internet Fund
         Utilities Fund

         ADDITIONS and [DELETIONS] are noted in BOLD.

INVESTOR SERVICE FEE ............................Twenty-Five basis points (.25%)

CALCULATION OF FEE

         The investor service fee is based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.